THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S
Lincoln CVUL, Lincoln CVUL Series III - Classic

Supplement dated August 14, 2026 to the Prospectus

This Supplement updates certain information contained in the above-referenced prospectus (the “Prospectus”) for your variable life insurance policy. All other terms and provisions of the Prospectus, as supplemented, remain unchanged.

The Board of Trustees (“Board”) of the Lincoln Variable Insurance Products Trust approved an agreement and plan of reorganization to merge the LVIP American Century International Fund (the “Fund”) with and into the LVIP MFS International Growth Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”). The Reorganization is not expected to be a taxable event for Policy Owners.

The Reorganization is subject to certain conditions, including approval by shareholders of the Fund. A meeting of the shareholders, as of the close of business on June 15, 2026, to consider the Reorganization is scheduled to be held on or about October 7, 2026, and the Fund’s Reorganization is expected be completed on or about October 9, 2026 (“Closing Date”).

At any time prior to the Closing Date, Policy Owners may transfer out of the Fund consistent with the transfer provisions of the variable life insurance product. Policy Owners may transfer into any other available investment option under their Policy. These transfers do not count against the free transfers available. Please review the Prospectus for information about other funds available for investment within your Policy and for more information on transfers, including any restrictions on transfers into the Fund before the Closing Date.

As a result of this merger, the following fund was added as an investment option to your Policy:

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LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.

For more complete information about the Fund and the Acquiring Fund, including each fund’s principal investment strategies, principal risks, fees, and expenses, please refer to the underlying fund prospectuses.

You may obtain additional information, including underlying fund prospectuses and proxy statements, by contacting your registered representative, visiting www.lfg.com/vulprospectus, or by emailing CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.